Related Party Transactions	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 12 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International, Inc. and the guarantors of the Senior Notes and the Senior Secured Credit Facilities.

In addition to the related party transactions discussed below, from time to time Holdings enters into other transactions with affiliates which are not material to Holdings or its affiliates.

Rank Group

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. Rank Group, an entity under common ultimate control of Mr. Hart, incurred on behalf of Holdings third party professional fees and expenses related to the acquisition financing and accounting fees during 2011 of which $0.4 million was outstanding at March 31, 2012. At March 31, 2011, $14.7 million of these recharges were outstanding. These amounts were included in the “Related party payable” on the interim unaudited condensed consolidated balance sheet. All recharges were repaid by April 30, 2012.

Reynolds Group Holdings Limited

Reynolds Group Holdings Limited (“RGHL”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, billed Holdings for the cost of certain former RGHL employees who became full time Holdings’ employees. RGHL charged Holdings for the cost of these employees during a transition period from the time the employees started working full time for Holdings and the time they were removed from the RGHL payroll. As of March 31, 2012, $0.5 million remained unsettled and was included in “Related party payable” on the interim unaudited condensed consolidated balance sheet. This amount is expected to be settled in the next twelve months.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, completed the acquisition of the automotive consumer products group of Honeywell International, Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

On July 29, 2011, UCI International entered into a Joint Services Agreement with Autoparts Holdings. Under the agreement, UCI International and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement has an initial term of one year that will be automatically renewed for an additional one year period unless either party gives written notice to the other party of non-renewal no later than ninety days prior to the end of the initial term or renewal term, as applicable. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor three months ended March 31, 2012, UCI International charged Autoparts Holdings a net $0.9 million for services rendered pursuant to this agreement. As of March 31, 2012, UCI International had a receivable from Autoparts Holdings of $0.6 million.

The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of our cost sharing and manufacturing arrangements with FRAM Group, during 2011, FRAM Group announced that it will cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and a second plant closing is expected to occur in the second quarter of 2012. UCI International and FRAM Group continue to maintain their own customer relationships and continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International manufactures and supplies product to FRAM Group in order to meet its customers’ orders. Product purchase orders are entered into by UCI International and FRAM Group on an arm’s-length basis to document the terms of the sale of product between the two related businesses. During the Successor three months ended March 31, 2012, UCI International had sales to FRAM Group of $6.0 million. In addition, during the three months ended March 31, 2012, Champion had billings of $0.4 million to FRAM Group for shared administrative services under the Joint Services Agreement. As of March 31, 2012, Champion had an outstanding receivable balance of $6.2 million related to shipment of product to FRAM Group. The amounts related to shipment of products will be settled in the normal course of business.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of March 31, 2012, Champion had a balance due from FRAM Group of $2.3 million representing the balance of equipment to be delivered upon closing of the second plant in 2012.

During the Successor three months ended March 31, 2012, Holdings incurred costs of $5.0 million related to the implementation of the cost sharing and manufacturing arrangements with FRAM Group. Holdings recharged FRAM Group $2.5 million for FRAM Group’s portion of such costs. As of March 31, 2012, Holdings had a receivable of $2.1 million. The amounts are to repaid based upon standard and customary payment terms.

As of March 31, 2012, Holdings and Champion had a combined receivable due from FRAM Group for the aforementioned items totaling $11.1 million included in “Related party receivable” in the interim unaudited condensed consolidated balance sheet.

As of March 31, 2012, UCI (Shanghai) Trading Company Limited (“UCI Shanghai”), an indirect wholly-owned subsidiary, has a net payable of $0.2 million to FRAM Group related to ongoing operations between UCI Shanghai and FRAM Group for activity during the Successor three months ended March 31, 2012. The payable is included in the “Related party payable” in the interim unaudited condensed consolidated balance sheet and will be settled in the normal course of business.